UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 22, 2018

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CLARENDON HOUSE

2 CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Helen of Troy Limited 2018 Stock Incentive Plan

On August 22, 2018, at the annual general meeting of the shareholders (the “Annual Meeting”) of Helen of Troy Limited (the “Company”), the shareholders approved the Helen of Troy Limited 2018 Stock Incentive Plan (the “2018 Stock Plan”). A description of the material terms and conditions of the 2018 Stock Plan is included in “Proposal 3: Approval of the Helen of Troy Limited 2018 Stock Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on June 28, 2018 (the “Proxy Statement”) and is incorporated herein by reference. The 2018 Stock Plan is attached as Annex B to the Proxy Statement.

Helen of Troy Limited 2018 Employee Stock Purchase Plan

At the Annual Meeting, the shareholders also approved the Helen of Troy Limited 2018 Employee Stock Purchase Plan (the “2018 ESPP”). A description of the material terms and conditions of the 2018 ESPP is included in “Proposal 4: Approval of the Helen of Troy Limited 2018 Employee Stock Purchase Plan” of the Proxy Statement and is incorporated herein by reference. The 2018 ESPP is attached as Annex C to the Proxy Statement.

Retirement of Chief Legal Officer

As previously disclosed, Vincent D. Carson, Chief Legal Officer and Secretary of the Company, announced his retirement from the management of the Company effective as of the Annual Meeting. As of the Annual Meeting, Mr. Carson retired from his positions as Chief Legal Officer and Secretary of the Company.

Item 5.07             Submission of Matters to a Vote of Security Holders.

On August 22, 2018, the Company held its Annual Meeting. The following proposals were submitted to a vote of the shareholders of the Company at the Annual Meeting:

1.              The election of the nine nominees to the Company’s Board of Directors.

2.              An advisory vote on the Company’s executive compensation.

3.              The vote for the 2018 Stock Plan.

4.              The vote for the 2018 ESPP.

5.              Ratification of the appointment of Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm and the authorization of the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration.

Board of Director Election Results

The Company’s nine nominees for director were each elected to serve a one-year term.  The votes for each director were as follows:

Name:	For	Against	Abstain	Broker Non-Votes
Julien R. Mininberg	23,934,638	115,666	2,981	1,359,995
Gary B. Abromovitz	23,855,747	193,889	3,649	1,359,995
Krista L. Berry	23,978,107	65,074	10,104	1,359,995
Vincent D. Carson	23,947,588	102,722	2,975	1,359,995
Thurman K. Case	23,976,773	65,611	10,901	1,359,995
Timothy F. Meeker	23,876,366	173,374	3,545	1,359,995
Beryl B. Raff	23,973,202	76,521	3,562	1,359,995
William F. Susetka	23,952,756	96,590	3,939	1,359,995
Darren G. Woody	23,876,014	174,120	3,151	1,359,995

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
23,683,826	211,592	157,867	1,359,995

Vote for the 2018 Stock Plan

The proposal to approve the 2018 Stock Plan was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
23,228,385	732,586	92,314	1,359,995

Vote for the 2018 ESPP

The proposal to approve the 2018 ESPP was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
23,918,417	101,430	33,438	1,359,995

Ratification of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP to serve as the Company’s auditor and independent registered public accounting firm and to authorize the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration was approved. The votes were cast as follows:

For	Against	Abstain
25,249,802	147,601	15,877

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1

Helen of Troy Limited 2018 Stock Incentive Plan (incorporated by reference to Annex B of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on June 28, 2018).

10.2

Helen of Troy Limited 2018 Employee Stock Purchase Plan (incorporated by reference to Annex C of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on June 28, 2018).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: August 27, 2018	/s/ Brian L. Grass
Brian L. Grass
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer